Exhibit 99.1

NEWS RELEASE

NOVAGOLD RELEASES 2025 Sustainability Report

Delivering a comprehensive overview of NOVAGOLD’s environmental, social, and governance (ESG) performance, underscoring its strong health and safety record, ongoing commitment to environmental stewardship, sustained community investment, active stakeholder engagement, and robust corporate governance practices.

Highlighting NOVAGOLD’s investment in Donlin Gold LLC (“Donlin Gold”) and its engagement with stakeholders, with an emphasis on meaningful community dialogue and utmost consideration of local priorities and concerns.

Demonstrating ongoing and enhanced alignment with globally recognized sustainability disclosure frameworks, including the Task Force on Climate-related Financial Disclosures (TCFD) and Task Force on Nature-related Financial Disclosures (TNFD), alongside continued adherence to the Global Reporting Initiative (GRI) standards.

May 13, 2026 – Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to announce the publication of its 2025 Sustainability Report which provides an overview of the Company’s performance in the areas of environmental responsibility, health and safety, social engagement, and corporate governance in alignment with the recommendations of the TCFD, the TNFD and GRI standards.

“Our vision is to create a lasting positive impact, while strengthening partnerships and safeguarding the environment for future generations”, said Greg Lang, NOVAGOLD’s President and CEO. “At NOVAGOLD, our ESG practices continue to evolve as we advance the responsible development of Donlin Gold and deepen our commitment to the people of the Yukon-Kuskokwim region. We prioritize close collaboration with local communities, drawing on their knowledge and perspectives to minimize environmental impacts, support sustainable economic opportunities, and guide responsible project advancement.”

Highlights of NOVAGOLD’s 2025 Sustainability Report

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NEWS RELEASE

As a development-stage mining company primarily focused on the Donlin Gold project, we adopt a long-term approach to developing, implementing, and reporting our sustainability practices. Our efforts center on collaboration with key stakeholders to protect the environment and invest in the local communities and businesses of Southwestern Alaska.

At NOVAGOLD, our business is grounded in the belief that strong ESG performance is fundamental to long-term success. Integrating ESG principles into how we operate supports the achievement of our strategic objectives, fosters enduring value for local communities, and aligns with the financial expectations of our shareholders as we responsibly advance our business.

The 2025 Sustainability Report is available on NOVAGOLD’s website here (https://novagold.com/sustainability/sustainability-report/).

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 40 million ounces of gold in the Measured and Indicated Mineral Resource categories (560 million tonnes at an average grade of approximately 2.22 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)1, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. According to the 2025 Technical Report and the 2025 Technical Report Summary (as defined below), the Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.2

About Donlin Gold Holdings

Donlin Gold Holdings, 100% wholly-owned by Paulson Advisers LLC and its affiliates, is the 40% owner of the Donlin Gold project. Donlin Gold Holdings, together with NOVAGOLD, owns 100% of Donlin Gold and shares equal voting and operating control with NOVAGOLD through its operating agreement.

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

_______________________________________

1 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “2025 Technical Report Summary”), dated November 30, 2025. Donlin Gold possesses Measured Resources of approximately 9 Mt grading 2.67 g/t and Indicated Resources of approximately 551 Mt grading 2.21 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 6 Mt of Measured Resources and approximately 330 Mt of Indicated Resources inclusive of Mineral Reserves is currently attributable to NOVAGOLD through its 60% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1.4 Mt grading 1.18 g/t and Indicated Resources of approximately 175 Mt grading 1.32 g/t, of which approximately 0.9 Mt of Measured Resources and approximately 105 Mt of Indicated Resources exclusive of Mineral Reserves is currently attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 9 Mt grading 2.29 g/t and Probable Reserves of approximately 495 Mt grading 2.02 g/t, each on a 100% basis, of which approximately 6 Mt of Proven Reserves and approximately 297 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserve and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

2 Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary.

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NEWS RELEASE

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include future-oriented financial information or financial outlook within the meaning of securities laws, including information regarding NOVAGOLD’s anticipated expenditures. Such information is intended to assist readers in understanding NOVAGOLD’s current expectations and plans relating to the future. Such information may not be appropriate for other purposes. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding our goals and planned activities for 2026; ongoing support provided to key stakeholders including Alaska Native Corporation landowners and local communities and businesses of Southwestern Alaska; the potential development and construction of the Donlin Gold project; the sufficiency of funds to continue to advance development of Donlin Gold; mineral reserve and mineral resource estimates; plans to continue to advance the Donlin Gold project safely, socially and environmentally responsibly and to sustainably generate value for our stakeholders; continued cooperation between the owners of Donlin Gold LLC to advance the project; and the Company’s ability to deliver on its strategy with the Donlin Gold project, increasing the value of the project. In addition, any statement that refers to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated Bankable Feasibility Study and to explore and develop properties; availability of financing in the debt and capital markets; the disparity between the economic and governance level at Donlin Gold and the Company; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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